UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 16, 2009

MERUELO MADDUX PROPERTIES, INC.
(Exact name of registrant specified in its charter)

Delaware	0001-33262	20-5398955
(State of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

761 Terminal Street
Building 1, Second Floor
Los Angeles, California  90021
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (213) 291-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

Operating Report

On November 16, 2009, Meruelo Maddux Properties, Inc. (the “Company”) and fifty three (53) of its direct and indirect subsidiaries and affiliates (collectively, the “Debtors”) filed their unaudited condensed combined debtors-in-possession financial statements included in the Monthly Operating Report for the one month ended October 31, 2009 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the Central District of California, San Fernando Valley Division (the “Court”) (In re Meruelo Maddux Properties, Inc., et al., Case No. 1:09-bk-13356-KT.) and simultaneously furnished a copy of such report as Exhibit 99.1 to this Current Report on Form 8-K.

On September 3, 2009, we filed, on behalf of our projects at 705 W. Ninth Street and Meruelo Chinatown, voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. We file a separate Monthly Operating Report for these two projects. These projects are not included in this report. We are currently constructing a high-rise residential project at 705 W. Ninth Street and had pledged the land at Meruelo Chinatown as additional collateral for the construction loan.

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court.  Certain of the Company’s subsidiaries have not filed for bankruptcy protection, and financial information regarding such subsidiaries is not part of the combined group included in the Monthly Operating Report.  The financial information in the Monthly Operating Report is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items.  The Company cautions readers not to place undue reliance upon the Monthly Operating Report.  There can be no assurance that such information is complete.  The Monthly Operating Report may be subject to revision.  In addition, the Monthly Operating Report is in a format required by the U.S. Bankruptcy Code and should not be used for investment purposes.  The information in the Monthly Operating Report should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

The Monthly Operating Report is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate the Monthly Operating Report or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01                      Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.                      Description

99.1	Monthly Operating Report for the one month ended October 31, 2009

99.2	Disclosures and Disclaimers regarding the Monthly Operating Report of Meruelo Maddux Properties, Inc. and its Affiliated Debtors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERUELO MADDUX PROPERTIES, INC.

Date: November 20, 2009	By:	/s/ Richard Meruelo
Richard Meruelo
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.                      Description

99.1	Monthly Operating Report for the one month ended October 31, 2009

99.2	Disclosures and Disclaimers regarding the Monthly Operating Report of Meruelo Maddux Properties, Inc. and its Affiliated Debtors